UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Schedule 14A Information

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Securities Exchange Act of 1934

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CHURCHILL CAPITAL CORP V

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHURCHILL CAPITAL CORP V

640 FIFTH AVENUE, 12TH FLOOR

NEW YORK, NY 10019

Dear Churchill Capital Corp V Stockholder:

You are cordially invited to attend a special meeting of stockholders of Churchill Capital Corp V, a Delaware corporation (“Churchill” or the “Company”), which will be held on March 14, 2023, at 10:00 a.m., Eastern Time (the “Special Meeting”).

The Special Meeting will be held virtually. You may attend the Special Meeting and vote your shares electronically during the Special Meeting via live webcast by visiting https://www.cstproxy.com/churchillcapitalv/2023. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. Churchill recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.

As more fully described in the accompanying proxy statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

1.

Proposal No. 1 — The “Extension Amendment Proposal” — To amend Churchill’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), in the form set forth in Annex A to the accompanying proxy statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which Churchill must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, from March 18, 2023, or the “Termination Date”, to December 18, 2023 (or such earlier date as determined by the Board), which we refer to as the “Extension”, and such later date, the “Extended Date”; and

2.

Proposal No. 2 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or if Churchill determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal or if Churchill determines that additional time is necessary to effectuate the Extension.

Each of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

As previously disclosed on December 16, 2022, Churchill has entered into a non-binding letter of intent (the “Letter of Intent”) that sets forth the preliminary terms and conditions of a potential business combination (the “Business Combination”) with a private company that meets Churchill’s investment criteria and principles. Pursuant to the Letter of Intent, Churchill intends to enter into a definitive agreement for the Business Combination (the “Merger Agreement”). No assurances can be made that Churchill will successfully negotiate and enter into the Merger Agreement or consummate a Business Combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Churchill additional time to complete the Business Combination.

The Certificate of Incorporation provides that Churchill currently has until March 18, 2023 to complete its initial business combination (the “Termination Date”). Churchill’s board of directors (the “Board”) has determined that it is in the best interests of Churchill to seek an extension of the Termination Date and ask Churchill’s stockholders approve the Extension Amendment Proposal to allow for additional time to consummate the Business Combination. Churchill will call a separate special meeting of its stockholders to approve the Business Combination (referred to herein as the “Business Combination Special Meeting”). The Board believes that it is in the best interests of Churchill stockholders that the Extension be obtained so that Churchill will have additional time to consummate the Business Combination.

Without the Extension, Churchill would not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Churchill would be precluded from completing the Business Combination and would be forced to liquidate even if Churchill’s stockholders are otherwise in favor of consummating the Business Combination. If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Termination Date, Churchill will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or “Public Shares”), in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in a U.S. based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”), including interest (net of amounts withdrawn to fund Churchill’s working capital requirements, subject to an annual limit of $1,000,000, and to pay its tax obligations (“Permitted Withdrawals”) and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to Churchill’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of Churchill at the Business Combination Special Meeting), Churchill intends to complete the Business Combination as soon as practicable and in any event on or before the Extended Date.

If Churchill does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting.

As contemplated by the Certificate of Incorporation, the holders of Churchill’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented (the “Redemption”).

On the Record Date (as defined below), the redemption price per share was approximately $10.07, based on the aggregate amount on deposit in the Trust Account of approximately $503.6 million as of the Record Date (including interest not previously released to Churchill but net of taxes payable), divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on the New York Stock Exchange on the Record Date was $10.02. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.05 more per share than if the stock was sold in the open market. Churchill cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. Churchill believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if Churchill does not complete the Business Combination on or before the Termination Date.

Approval of the Extension Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least 65% of all outstanding shares of Class A Common Stock and Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock” or “founder shares” and, together with the Class A Common Stock, the “Common Stock”), voting together as a single class. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. Churchill will not proceed with the Extension if the number of redemptions of our Public Shares (after taking into account any Election Reversals (as defined below)) causes Churchill to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Special Meeting or if Churchill determines that additional time is necessary to effectuate the Extension.

The accompanying proxy statement provides stockholders with detailed information about the Extension Amendment Proposal and other matters to be considered at the Special Meeting, including Churchill stockholders’ right to redeem their Public Shares for a pro rata portion of the cash held in our Trust Account in connection with the Extension. We encourage you to read the entire accompanying proxy statement, including any Annexes and other documents referred to therein, carefully and in their entirety.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE CHURCHILL REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO CHURCHILL’S TRANSFER AGENT (EACH, AN “ELECTION” AND COLLECTIVELY, THE “ELECTION”) PRIOR TO 5:00 P.M. EASTERN TIME ON MARCH 10, 2023 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING) (THE “REDEMPTION DEADLINE”). YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. IF YOU HOLD PUBLIC SHARES THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES.

Immediately following the Redemption Deadline, a public stockholder that makes an Election may withdraw its Election with respect to all or a portion of its public shares for which it previously submitted an Election (an “Election Reversal”). See “The Extension Amendment Proposal — Redemption Withdrawal Procedures.”

TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON MARCH 10, 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT THE ELECTION TO REDEEM YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

The Board has fixed the close of business on February 15, 2023 (the “Record Date”) as the date for determining Churchill’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of Churchill and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information about the Special Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Churchill urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Churchill Capital Corp V

/s/ Michael Klein
Michael Klein Chief Executive Officer, President and Chairman of the Board of Directors February 21, 2023

The accompanying proxy statement is dated February 21, 2023, and is first being mailed to stockholders of the Company on or about February 21, 2023.

IMPORTANT

Your vote is very important. Whether or not you plan to attend the Special Meeting online, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on March 14, 2023: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/churchillcapitalv/2023.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

OF CHURCHILL CAPITAL CORP V

TO BE HELD ON MARCH 14, 2023

To the Stockholders of Churchill Capital Corp V:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of Churchill Capital Corp V, a Delaware corporation (“Churchill,” “we,” “our” or “us”), will be held on March 14, 2023, at 10:00 a.m., Eastern time, via live webcast at the following address: https://www.cstproxy.com/churchillcapitalv/2023. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. Churchill recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person. You are cordially invited to attend the Special Meeting for the following purposes:

1.

Proposal No. 1 — The “Extension Amendment Proposal” — To amend Churchill’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), in the form set forth in Annex A to the accompanying proxy statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which Churchill must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, from March 18, 2023, or the “Termination Date”, to December 18, 2023 (or such earlier date as determined by the Board), which we refer to as the “Extension”, and such later date, the “Extended Date”; and

2.

Proposal No. 2 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or if Churchill determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

As previously disclosed on December 16, 2022, Churchill has entered into a non-binding letter of intent (the “Letter of Intent”) that sets forth the preliminary terms and conditions of a potential business combination (the “Business Combination”) with a private company that meets Churchill’s investment criteria and principles. Pursuant to the Letter of Intent, Churchill intends to enter into a definitive agreement for the Business Combination (the “Merger Agreement”). No assurances can be made that Churchill will successfully negotiate and enter into the Merger Agreement or consummate a Business Combination. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Churchill additional time to complete the Business Combination.

The Certificate of Incorporation provides that Churchill currently has until March 18, 2023 to complete its initial business combination (the “Termination Date”). Churchill’s board of directors (the “Board”) has determined that it is in the best interests of Churchill to seek an extension of the Termination Date and ask Churchill’s stockholders approve the Extension Amendment Proposal to allow for additional time to consummate the Business Combination. Churchill will call a separate special meeting of its stockholders to approve the Business Combination (referred to herein as the “Business Combination Special Meeting”). The Board believes that it is in the best interests of Churchill stockholders that the Extension be obtained so that Churchill will have additional time to consummate the Business Combination.

Without the Extension, Churchill would not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Churchill would be precluded from completing the Business Combination and would be forced to liquidate even if Churchill’s stockholders are otherwise in favor of consummating the Business Combination. If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Termination Date, Churchill will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or “Public Shares”), in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in a U.S. based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”), including interest (net of amounts withdrawn to fund Churchill’s working capital requirements, subject to an annual limit of $1,000,000, and to pay its tax obligations (“Permitted Withdrawals”) and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to Churchill’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of Churchill at the Business Combination Special Meeting), Churchill intends to complete the Business Combination as soon as practicable and in any event on or before the Extended Date.

If Churchill does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting.

As contemplated by the Certificate of Incorporation, the holders of Churchill’s Public Shares may elect to redeem all or a portion of their Class A Common Stock in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented (the “Redemption”).

On the Record Date (as defined below), the redemption price per share was approximately $10.07, based on the aggregate amount on deposit in the Trust Account of approximately $503.6 million as of the Record Date (including interest not previously released to Churchill but net of taxes payable), divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on the New York Stock Exchange on the Record Date was $10.02. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.05 more per share than if the stock was sold in the open market. Churchill cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. Churchill believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if Churchill does not complete the Business Combination on or before the Termination Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE CHURCHILL REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO CHURCHILL’S TRANSFER AGENT (EACH, AN “ELECTION” AND COLLECTIVELY, THE “ELECTION”) PRIOR TO 5:00 P.M. EASTERN TIME ON MARCH 10, 2023 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING) (THE “REDEMPTION DEADLINE”). YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. IF YOU HOLD PUBLIC SHARES THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES.

Immediately following the Redemption Deadline, a public stockholder that makes an Election may withdraw its Election with respect to all or a portion of its public shares for which it previously submitted an Election (an “Election Reversal”). See “The Extension Amendment Proposal — Redemption Withdrawal Procedures.”

TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON MARCH 10, 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT THE ELECTION TO REDEEM YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

Approval of the Extension Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least 65% of all outstanding shares of Churchill’s Class A Common Stock and Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock” or “founder shares” and, together with the Class A Common Stock, the “Common Stock”), voting together as a single class. Churchill will not proceed with the Extension if the number of redemptions of our Public Shares (after taking into account any Election Reversals) causes Churchill to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Record holders of Common Stock at the close of business on February 15, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were 62,500,000 issued and outstanding shares of Common Stock. Churchill’s warrants do not have voting rights.

This proxy statement contains important information about the Special Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Churchill urges you to read this material carefully and vote your shares.

This proxy statement is dated February 21, 2023 and is first being mailed to stockholders on or about that date.

By Order of the Board of Directors of Churchill Capital Corp V

/s/ Michael Klein
Michael Klein
Chief Executive Officer, President and Chairman of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING TO BE HELD ON MARCH 14, 2023

This Notice of Special Meeting and Proxy Statement are available at https://www.cstproxy.com/churchillcapitalv/2023.

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this proxy statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our and our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

•	Churchill’s ability to enter into the Merger Agreement or complete the Business Combination;

•	the anticipated benefits of the Business Combination;

•	the volatility of the market price and liquidity of the Class A Common Stock and other securities of Churchill;

•

the use of funds not held in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”) or available to Churchill from interest income on the Trust Account balance; and

•	the competitive environment in which the Company will operate following the Business Combination.

While forward-looking statements reflect Churchill’s good faith beliefs, they are not guarantees of future performance. Churchill disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Churchill’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Churchill’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022, as amended, in Churchill’s subsequent Quarterly Reports on Form 10-Q and in other reports Churchill files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Churchill (or to third parties making the forward-looking statements).

ii

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2022, our Quarterly Reports on Form 10-Q filed with the SEC on May 13, 2022, August 12, 2022, and November 10, 2022, and in the other reports we file with the SEC before making a decision on how to vote on the proposals at the Special Meeting. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected, or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension (as defined below) will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date (as defined below). Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to continue to seek to enter into the Merger Agreement (as defined below). The Company then expects to seek stockholder approval of the Business Combination (as defined below) by means of a proxy statement or a proxy statement/prospectus that will be filed with the SEC following the SEC declaring effective a Registration Statement on Form S-4 (the “Business Combination Registration Statement”), to be filed by Churchill, which will include our preliminary proxy statement/prospectus for the Business Combination. The Business Combination Registration Statement has not been filed with or declared effective by the SEC, and the Company cannot complete the Business Combination unless the Business Combination Registration Statement is declared effective by the SEC. As of the date of this proxy statement, the Company cannot estimate when, or if, the SEC will declare the Business Combination Registration Statement effective.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all.

The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Regulatory delays could cause us to be unable to consummate the Business Combination.

We are not aware of any material regulatory approvals or actions that are required for completion of the Business Combination besides the SEC’s review of the Business Combination Registration Statement and the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained. This includes any potential review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), on account of certain foreign ownership restrictions on U.S. businesses. We do not believe that either we or our Sponsor constitute, are controlled by or have substantial ties with, a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person”, we could be subject to such foreign ownership restrictions and/or CFIUS review.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the Business Combination or to resolve the above-mentioned investigations within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive an amount per share based on the funds available in our Trust Account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We may be subject to a new 1% U.S. federal excise tax in connection with redemptions of our Class A Common Stock.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into law. The IR Act provides for, among other things, a new 1% U.S. federal excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations after December 31, 2022. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from whom the shares are repurchased (although it may reduce the amount of cash distributable in a current or subsequent redemption). The amount of the excise tax is generally 1% of any positive difference between the fair market value of any shares repurchased by the repurchasing corporation during a taxable year and the fair market value of certain new stock issuances by the repurchasing corporation during the same taxable year. In addition, a number of exceptions apply to this excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, this excise tax.

On December 27, 2022, the Treasury published Notice 2023-2, which provided clarification on some aspects of the application of the excise tax. The notice generally provides that if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the excise tax. Although such notice clarifies certain aspects of the excise tax, the interpretation and operation of aspects of the excise tax (including its application and operation with respect to SPACs) remain unclear and such interim operating rules are subject to change.

Because the application of this excise tax is not entirely clear, any redemption or other repurchase effected by us, in connection with a business combination, extension vote or otherwise, may be subject to this excise tax. Because any such excise tax would be payable by us and not by the redeeming holder, it could cause a reduction in the value of our Class A Common Stock or cash available for distribution in a subsequent liquidation. Whether and to what extent we would be subject to the excise tax in connection with a business combination will depend on a number of factors, including (i) the structure of the business combination, (ii) the fair market value of the redemptions and repurchases in connection with the business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or any other equity issuances within the same taxable year of the business combination) and (iv) the content of any subsequent regulations, clarifications, and other guidance issued by the Treasury. Further, the application of the excise tax in respect of distributions pursuant to a liquidation of a publicly traded U.S. corporation is uncertain and has not been addressed by the Treasury in regulations, and it is possible that the proceeds held in the Trust Account could be used to pay any excise tax owed by us in the event we are unable to complete a business combination in the required time and redeem 100% of our remaining Class A Common Stock in accordance with our amended and restated certificate of incorporation (the “Certificate of Incorporation”), in which case the amount that would otherwise be received by our public stockholders in connection with our liquidation would be reduced.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete the Business Combination, and results of operations.

On March 30, 2022, the SEC issued proposed rules (the “2022 Proposed Rules”) relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act. The 2022 Proposed Rules, if adopted, whether in the form proposed or in revised form, and certain positions and legal conclusions expressed by the SEC in connection with the 2022 Proposed Rules, may materially adversely affect our ability to negotiate and complete our Business Combination and may increase the costs and time related thereto.

See also “— We may be subject to a new 1% U.S. federal excise tax in connection with redemptions of our Class A Common stock” and “— If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our Business Combination.”

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our Business Combination.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including, without limitation, restrictions on the nature of our investments, restrictions on the issuance of securities, and restrictions on the enforceability of agreements entered into by us, each of which may make it difficult for us to complete the Business Combination. In addition, we may have imposed upon us burdensome requirements, including, without limitation, registration as an investment company with the SEC (which may be impractical and would require significant changes in, among other things, our capital structure); adoption of a specific form of corporate structure; and reporting, record keeping, voting, proxy and disclosure requirements and compliance with other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

The 2022 Proposed Rules under the Investment Company Act would provide a safe harbor for SPACs from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require a SPAC to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the SPAC’s registration statement for its initial public offering. The SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. Although the 2022 Proposed Rules, including the proposed safe harbor rule, have not yet been adopted, there is uncertainty in the SEC’s view of the applicability of the Investment Company Act to a SPAC that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule or otherwise falls outside of the other provisions of the safe harbor.

We did not enter into a definitive business combination agreement within 18 months after the effective date of our registration statement relating to the initial public offering or complete our business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless. We do not believe that our principal activities currently subject us to the Investment Company Act. To this end, from the time beginning with the consummation of the Company’s initial public offering and ending on December 15, 2022, the proceeds held in the Trust Account have been invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments and by subsequently holding all funds in the Trust Account in cash (as described in the following paragraph), and by having a business plan targeted at acquiring and growing businesses for the long-term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we do not believe we are an “investment company” within the meaning of the Investment Company Act. The initial public offering was not intended for persons seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our primary business objective, which is a business combination; (ii) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend the Certificate of Incorporation to modify the substance or timing of our obligation to provide for the redemption of our Public Shares in connection with an initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within the completion window; and (iii) absent a business combination, our return of the funds held in the Trust Account to our public stockholders as part of our redemption of the Public Shares. Because we have invested only in permitted instruments, we believe we are not an investment company. Nevertheless, we would not be able to rely on the safe harbor (should it be adopted). Instead, we would need to rely on the factors described above, and the SEC could deem us to be subject to regulation as an investment company for purposes of the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to consummate our initial business combination. If we are unable to complete the Business Combination on or before the Extended Date, our public stockholders may receive only approximately $10.00 per share on the liquidation of our Trust Account and our warrants will expire worthless. In certain circumstances, our public stockholders may receive less than $10.00 per share on the redemption of their shares if we are unable to complete our initial business combination within the completion window.

To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), on December 15,

2022, on the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, we instructed the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (which may include demand deposit accounts) until the earlier of consummation of our initial business combination or liquidation. As a result, we may receive minimal interest, if any, on the funds held in the Trust Account, which may reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the founder shares or private placement warrants or their respective underlying shares, which will expire worthless, in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of 12,500,000 founder shares that were issued to the Sponsor prior to our initial public offering, which was consummated on December 18, 2020 (“initial public offering” or “IPO”) and 11,000,000 private placement warrants that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of our IPO. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated.

Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our shares experience a negative rate of return, due to the Sponsor having initially purchased the founder shares for an aggregate of $25,000. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in entering into the Letter of Intent in order to consummate the Business Combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

Our Sponsor extended to us a line of credit of up to $1,500,000 pursuant to a Convertible Promissory Note dated August 30, 2021 (the “Sponsor Working Capital Loan”), which is to either be repaid, without interest, upon earlier of the date that we complete the winding up of the Company or the date of the consummation of a business combination. At the Sponsor’s discretion, up to $1,500,000 of the Sponsor Working Capital Loan may be converted upon consummation of a business combination into additional warrants at a price of $1.00 per warrant. In the event that a business combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the Sponsor Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Sponsor Working Capital Loans. As of February 15, 2022, $1,500,000 has been borrowed, representing the full amount available for withdrawal.

The completion of the Business Combination will be subject to a number of important conditions, and the Business Combination may be terminated before the completion of the Business Combination in accordance with its terms. As a result, there is no assurance that the Business Combination will be completed.

The completion of the Business Combination will be subject to the satisfaction or waiver, as applicable, of a number of important conditions that will be set forth in the Merger Agreement, including the approval of the Business Combination by the Churchill stockholders, the approval of the listing of the combined entity’s shares on New York Stock Exchange (the “NYSE”), and several other customary closing conditions. If these conditions are not satisfied or, if the Business Combination is otherwise terminated by either party, we are unlikely to find another target for a business combination before the Extended Date.

We have incurred and expect to continue to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

We expect to incur significant transaction and transition costs associated with the Business Combination and operating as a public company following the closing of the Business Combination. We may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Business Combination, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the combined company at or following the closing of the Business Combination. Even if the Business Combination is not completed, we expect to incur approximately $1,500,000 in expenses in aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

The NYSE may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Units (as defined below), Class A Common Stock and warrants are listed on the NYSE. We cannot assure you that our securities will continue to be listed on the NYSE in the future, following the Extension or prior to a business combination. In order to continue listing our securities on the NYSE prior to the Business Combination, we must maintain certain financial, distribution and stock price levels. In general, we must maintain a minimum number of holders of our securities. Additionally, in connection with the Business Combination, we will be required to demonstrate compliance with the NYSE’s initial listing requirements, which are more rigorous than the NYSE’s continued listing requirements, in order to continue to maintain the listing of our securities on the NYSE. For instance, our stock price would generally be required to be at least $4 per share. We cannot assure you that we will be able to meet those initial listing requirements at that time.

If the NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that our Class A Common Stock is a “penny stock” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our Units, Class A Common Stock and warrants are listed on the NYSE, our Units, Class A Common Stock and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to Churchill stockholders. Stockholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposals to be presented at the Special Meeting and the voting procedures for the Special Meeting.

Q:	Why am I receiving this proxy statement?

A:

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held virtually on March 14, 2023, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

Churchill is a blank check company incorporated as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. On December 18, 2020, Churchill consummated its initial public offering of 50,000,000 units (the “Units”), each consisting of one share of Class A Common Stock and one-fourth of one warrant (the “Public Warrants”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $500,000,000. Like most blank check companies, Churchill’s Certificate of Incorporation provides for the return of the initial public offering proceeds held in trust to the holders of the outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or “Public Shares”), sold in the initial public offering if there is no qualifying business combination(s) consummated on or before the Termination Date.

Churchill believes that it is in the best interests of Churchill’s stockholders to continue Churchill’s existence until the Extended Date, if necessary, in order to allow Churchill additional time to complete the Business Combination and is therefore holding this Special Meeting.

Q:	What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:	Churchill stockholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1 — The “Extension Amendment Proposal” — To amend Churchill’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date by which Churchill has to consummate a business combination (the “Extension”) from March 18, 2023 to December 18, 2023 (or such earlier date as determined by the Board) (the “Extended Date”) (the “Extension Amendment Proposal”); and

2.

Proposal No. 2 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or if Churchill determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Q:	Why is Churchill proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:

Churchill’s Certificate of Incorporation provides for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Churchill additional time to complete the Business Combination.

Churchill’s board of directors (the “Board”) believes that it is in the best interests of Churchill stockholders that the Extension be obtained so that Churchill will have additional time to consummate the Business Combination. Without the Extension, Churchill would not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Churchill would be precluded from completing the Business Combination and would be forced to liquidate even if Churchill’s stockholders are otherwise in favor of consummating the Business Combination. If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Termination Date, Churchill will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in a U.S. based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”), including interest (net of amounts withdrawn to fund Churchill’s working capital requirements, subject to an annual limit of $1,000,000, and to pay its tax obligations (“Permitted Withdrawals”) and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to Churchill’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of Churchill at the Business Combination Special Meeting), Churchill intends to complete the Business Combination as soon as practicable and in any event on or before the Extended Date.

Churchill believes that given Churchill’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Churchill is in the best position possible to consummate the Business Combination and that it is in the best interests of Churchill’s stockholders that Churchill obtain the Extension. Churchill believes the Business Combination will provide significant benefits to its stockholders.

Public stockholders may elect (each, an “Election” and collectively, the “Election”) to redeem their Public Shares for a per-share price (the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, regardless of whether such stockholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.

Immediately following the Redemption Deadline (as defined below), a public stockholder that makes an Election may withdraw its Election with respect to all or a portion of its public shares for which it previously submitted an Election (an “Election Reversal”). See “The Extension Amendment Proposal —Redemption Withdrawal Procedures.”

If the Extension Amendment Proposal is approved and the Extension is completed, we will, pursuant to the investment management trust agreement, remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed (after taking into account any Election Reversals) in connection with the stockholder vote on the Extension Amendment Proposal multiplied by the Per-Share Redemption Price (the “Withdrawal”) and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election (after taking into account any

Election Reversals) will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account following the completion of the Extension and the amount remaining in the Trust Account may be only a small fraction of the approximately $503.6 million (including interest not previously released to Churchill but net of taxes payable) that was in the Trust Account as of February 15, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Churchill will not proceed with the Extension if the number of redemptions (after taking into account any Election Reversals) of our Public Shares (after taking into account any Election Reversals) causes Churchill to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Q:	What vote is required to approve the proposals presented at the Special Meeting?

A:

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of February 15, 2023 (the “Record Date”). A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have the effect of voting “AGAINST” the Extension Amendment Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

Churchill believes stockholders will benefit from Churchill consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which Churchill has to complete a business combination until the Extended Date. The Extension would give Churchill additional time to complete the Business Combination.

The Board believes that it is in the best interests of Churchill stockholders that the Extension be obtained so that Churchill will have additional time to consummate the Business Combination. Without the Extension, Churchill would not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Churchill would be precluded from completing the Business Combination and would be forced to liquidate even if Churchill stockholders are otherwise in favor of consummating the Business Combination. If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Termination Date, Churchill will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of amounts withdrawn as Permitted Withdrawals and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to Churchill’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of Churchill at the Business Combination Special Meeting), Churchill intends to complete the Business Combination as soon as practicable and in any event on or before the Extended Date.

Churchill believes that given Churchill’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Churchill is in the best position possible to consummate the Business Combination and that it is in the best interests of Churchill’s stockholders that Churchill obtain the Extension. Churchill believes the Business Combination will provide significant benefits to its stockholders.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by Churchill’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or if Churchill determines that additional time is necessary to effectuate the Extension.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal, but expresses no opinion as to whether you should redeem your Public Shares.

Q:	When would the Board abandon the Extension Amendment Proposal?

A:

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Q:	How will Churchill Sponsor V LLC (the “Sponsor”) and Churchill’s directors and officers vote?

A:

The Sponsor and Churchill’s directors and officers have advised Churchill that they intend to vote any Common Stock over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Sponsor and Churchill’s directors and officers and their respective affiliates are not entitled to redeem any shares of Common Stock in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor and Churchill’s directors and officers and their respective affiliates beneficially owned and were entitled to vote an aggregate of 12,500,000 shares of Class B Common Stock, representing approximately 20.0% of Churchill’s issued and outstanding shares of Common Stock.

The Sponsor and the Company’s directors, officers and advisors, or any of their respective affiliates, may purchase Public Shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares of Common Stock in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares of Common Stock so purchased. The purpose of such purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. None of the Sponsor or the Company’s directors, officers or advisors or any of their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934 (the “Exchange Act”).

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote in person at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal and will have no effect on the outcome of any vote on the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established, and will have the effect of voting “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote unless Churchill determines that additional time is necessary to effectuate the Extension.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:

If there are insufficient votes to approve the Extension Amendment Proposal, Churchill may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Termination Date, Churchill will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of amounts withdrawn as Permitted Withdrawals and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to Churchill’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the officers and directors of Churchill waived their rights to participate in any liquidation distribution with respect to the 12,500,000 shares of Class B Common Stock held by them. There will be no distribution from the Trust Account with respect to Churchill’s warrants, which will expire worthless in the event Churchill dissolves and liquidates the Trust Account. Churchill will pay any costs from its remaining assets outside of the Trust Account.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:

We have entered into the Letter of Intent with respect to the Business Combination. We are seeking the Extension Amendment to provide us with additional time to enter into the Merger Agreement and to complete the Business Combination. Our efforts to complete the Business Combination will involve:

•	entering into the Merger Agreement

•	filing the Business Combination Registration Statement;

•	establishing a meeting date and record date for the Business Combination Special Meeting, and distributing proxy materials to stockholders;

•	attempting to ensure that the conditions to the closing of the Business Combination are satisfied; and

•	holding the Business Combination Special Meeting.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to March 18, 2023. If the Extension Amendment Proposal is approved, we expect to continue to seek to enter into the Merger Agreement. We then expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as practicable following such stockholder approval.

Upon approval of the Extension Amendment Proposal by holders of at least 65% of the Common Stock outstanding as of the Record Date, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our Common Stock and Public Warrants are expected to remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our Common Stock held by the Sponsor as a result of its ownership of shares of Class B Common Stock.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Q:	Where will I be able to find the voting results of the Special Meeting?

A:

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Q:	Would I still be able to exercise my redemption rights if I vote “AGAINST” the Business Combination?

A:

Unless you elect to redeem your Public Shares at this time and do not make an Election Reversal, you will be able to vote on the Business Combination at the Business Combination Special Meeting if you are a stockholder on the record date for the Business Combination Special Meeting. If you disagree with the Business Combination, you will retain your right to redeem your Public Shares upon consummation of the Business Combination in connection with the Business Combination Special Meeting, subject to any limitations set forth in our Certificate of Incorporation.

If Churchill does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. You may change your vote by sending a later-dated, signed proxy card to Churchill’s Chief Financial Officer at the address listed below prior to the vote at the Special Meeting, or attend the Special Meeting and vote in person online. You also may revoke your proxy by sending a notice of revocation to Churchill’s Chief Financial Officer, provided such revocation is received prior to the vote at the Special Meeting. If your shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal must be approved by the affirmative vote of the holders of at least 65% of all then outstanding shares of Common Stock as of the Record Date. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. With respect to the Extension Amendment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have the effect of voting “AGAINST” the Extension Amendment Proposal. With respect to the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank or nominee may vote your shares with respect to such proposal without receiving voting instructions. The Extension Amendment Proposal is “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.

Q:	How can I attend the Special Meeting?

A:

You may attend the Special Meeting and vote your shares in person online during the Special Meeting via live webcast by visiting https://www.cstproxy.com/churchillcapitalv/2023. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. If you are a beneficial owner and do not have your 16-digit meeting control number, contact your banker, broker or other nominee. Please note that you will not be able to physically attend the Special Meeting in person, but may attend the Special Meeting in person online.

Q:	What constitutes a quorum at the Special Meeting?

A:

A quorum will be present at the Special Meeting if a majority of the Common Stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. As of the Record Date, 31,250,001 shares of Common Stock would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person online at the Special Meeting.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares represented by stockholders present in person online at the Special Meeting or by proxy may authorize adjournment of the Special Meeting to another date.

Q:	How do I vote?

A:

If you were a holder of record of Common Stock on the Record Date, you may vote with respect to the applicable proposals in person online at the Special Meeting, by internet or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you choose to vote by internet, visit www.cstproxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on March 13, 2023 (have your proxy card in hand when you visit the website). If you choose to participate in the Special Meeting, you can vote your shares electronically during the Special Meeting via live webcast by visiting https://www.cstproxy.com/churchillcapitalv/2023. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. Churchill recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. Alternatively, you may vote by telephone or over the internet as instructed by your broker, banker or other nominee. “Street name” stockholders who wish to vote at the Special Meeting will need the 16-digit meeting control number included on the instructions that accompanied your proxy materials, if applicable, or to obtain a proxy form from your broker, bank or other nominee.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of Churchill and its stockholders. The Board recommends that Churchill’s stockholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of Churchill and its stockholders and recommends that Churchill’s stockholders vote “FOR” the Adjournment Proposal.

Q:	What interests do Churchill’s directors and officers have in the approval of the Extension Amendment Proposal?

A.

Churchill’s directors and executive officers and their respective affiliates may have interests that are different from, in addition to or in conflict with, yours. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in making their recommendation that you vote in favor of the approval of the Extension Amendment Proposal. See the section entitled “Special Meeting of Churchill Stockholders — Interests of the Sponsor and Churchill’s Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:	No. There are no appraisal rights available to Churchill’s stockholders in connection with the Extension Amendment Proposal under the General Corporation Law of the State of Delaware.

Q:	If I am a Public Warrant holder, can I exercise redemption rights with respect to my Public Warrants?

A:	No. There are no redemption rights with respect to the Public Warrants.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How are the funds in the Trust Account currently being held?

A:

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, the funds in the Trust Account were, from the time beginning with the consummation of the Company’s initial public offering and ending on December 15, 2022, held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries. To mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), on December 15, 2022, on the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, Churchill instructed Continental Stock Transfer & Trust Company, the trustee managing the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (which may include demand deposit accounts) until the earlier of consummation of our initial business combination or liquidation. As a result, we may receive minimal interest, if any, on the funds held in the Trust Account, which may reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Q:	How do I exercise my redemption rights?

A:

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on March 10, 2023 (two business days before the Special Meeting) (the “Redemption Deadline”), (i) submit a written request to Churchill’s transfer agent that Churchill redeem your Public Shares for cash and (ii) deliver your stock to Churchill’s transfer agent physically or electronically through The Depository Trust Company (“DTC”). The address of Continental Stock Transfer & Trust Company, Churchill’s transfer agent, is listed under the question “Who can help answer my questions?” below. Churchill requests that any requests for redemption include the identity of the beneficial owner making such request. Electronic delivery of your stock generally will be faster than delivery of physical stock certificates.

A physical stock certificate will not be needed if your stock is delivered to Churchill’s transfer agent electronically. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker,

DTC. and Churchill’s transfer agent will need to act to facilitate the request. It is Churchill’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, because Churchill does not have any control over this process or over the brokers or DTC, it may take significantly longer than two weeks to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests, with Churchill’s consent. If you delivered your shares for redemption to Churchill’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that Churchill’s transfer agent return the shares (physically or electronically). You may make such request by contacting Churchill’s transfer agent at the phone number or address listed under the question “Who can help answer my questions?”

Q:	How do I make an Election Reversal with respect to my public shares?

Immediately following the deadline to make an Election (which is 5:00 P.M. Eastern time on March 10, 2023, the date that is two business days prior to the scheduled vote at the Special Meeting), a public stockholder that desires to withdraw its Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, you must request that the transfer agent return the shares (physically or electronically) as soon as possible after the deadline to make an Election. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.

We will not proceed with the Extension if the number of redemptions of our Public Shares (after taking into account any Election Reversals) causes Churchill to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Notwithstanding stockholder approval of the Extension Amendment Proposal or the number of Elections (taking into account any Election Reversals) by our public stockholders, our Board will retain the right to abandon the Extension Amendment Proposal or postpone or cancel the special meeting at any time and for any reason without any further action by our stockholders.

Q:	What should I do if I receive more than one set of voting materials for the Special Meeting?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:

Churchill will pay the cost of soliciting proxies for the Special Meeting. Churchill has engaged Mackenzie Partners, Inc. (“Mackenzie Partners”) to assist in the solicitation of proxies for the Special Meeting. Churchill will reimburse Mackenzie Partners for reasonable out-of-pocket expenses and will indemnify Mackenzie Partners and its affiliates against certain claims, liabilities, losses, damages and expenses. Churchill will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. Churchill’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals, or if you need additional copies of this proxy statement or the proxy card you should contact our proxy solicitor at:

Mackenzie Partners, Inc.

1407 Broadway – 27th Floor

New York, New York 10018

Call Toll-Free (800) 322-2885

E-mail: proxy@mackenziepartners.com

You may also contact Churchill at:

Churchill Capital Corp V

640 Fifth Avenue, 12th Floor

New York, New York 10019

Attention: Jay Taragin, Chief Financial Officer

E-mail: Jay.Taragin@mkleinandcompany.com

To obtain timely delivery, Churchill’s stockholders and warrantholders must request the materials no later than five business days prior to the Special Meeting.

You may also obtain additional information about Churchill from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to Churchill’s transfer agent prior to 5:00 p.m., New York time, on the second business day prior to the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attention: SPAC Administration Team

Email: spacredemptions@continentalstock.com

BACKGROUND

General

Churchill is a blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On December 18, 2020, Churchill consummated its initial public offering of 50,000,000 Units, which included the full exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Class A Common Stock and one-fourth of one Public Warrant, with each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $500,000,000. Simultaneously with the closing of the initial public offering, Churchill completed the private placement of an aggregate of 11,000,000 warrants (the “private placement warrants”) to the Sponsor at a purchase price of $1.00 per private placement warrant, generating gross proceeds to the Company of $11,000,000.

Upon the closing of the initial public offering and private placement, $500,000,000 ($10.00 per Unit) of the net proceeds of the sale of the Units in the initial public offering and the private placement was placed in the Trust Account.

The Proposed Business Combination

As previously disclosed on December 16, 2022, Churchill has entered into a non-binding letter of intent (the “Letter of Intent”) that sets forth the preliminary terms and conditions of a potential business combination (the “Business Combination”) with a private company that meets Churchill’s investment criteria and principles. Pursuant to the Letter of Intent, Churchill intends to enter into a definitive agreement for the Business Combination (the “Merger Agreement”). No assurances can be made that Churchill will successfully negotiate and enter into the Merger Agreement or consummate a Business Combination.

The Board currently believes that there will not be sufficient time before March 18, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, we believe that we will not be able to complete the Business Combination on or before March 18, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

The Company’s IPO prospectus and Certificate of Incorporation provide that the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Certificate of Incorporation provide for all public stockholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that the Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude the Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond March 18, 2023 to the Extended Date. We intend to hold the Business Combination Special Meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.

We believe that the foregoing provision in the Certificate of Incorporation was included to protect Churchill stockholders from having to sustain their investments for an unreasonably long period if Churchill failed to find a suitable business combination in the timeframe contemplated by the Certificate of Incorporation. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Letter of Intent with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.

SPECIAL MEETING OF CHURCHILL STOCKHOLDERS

The Churchill Special Meeting

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board for use at the Special Meeting. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.

Date, Time and Place of Special Meeting

The Special Meeting will be held on March 14, 2023, at 10:00 a.m., Eastern Time, conducted via live webcast at the following address https://www.cstproxy.com/churchillcapitalv/2023. You will need the control number that is printed on your proxy card to enter the Special Meeting. Churchill recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.

Proposals at the Special Meeting

At the Special Meeting, Churchill will ask the Churchill stockholders to vote in favor of the following proposals:

1.

Proposal No. 1 — The “Extension Amendment Proposal” — To amend Churchill’s Certificate of Incorporation to extend the date by which Churchill has to consummate a business combination (the “Extension”) from March 18, 2023 to December 18, 2023 (or such earlier date as determined by the Board) (the “Extended Date”) (the “Extension Amendment Proposal”); and

2.

Proposal No. 2 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or if Churchill determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Class A Common Stock or Class B Common Stock at the close of business on February 15, 2023, which is the Record Date for the Special Meeting. You are entitled to one vote for each share of Class A Common Stock or Class B Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 50,000,000 shares of Class A Common Stock outstanding and 12,500,000 shares of Class B Common Stock outstanding. All of the outstanding shares of Class B Common Stock are held by our Sponsor.

Our Sponsor has agreed to vote all of their shares of Common Stock in favor of the Extension Amendment Proposal and the Adjournment Proposal. Churchill’s issued and outstanding warrants do not have voting rights at the Special Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Special Meeting

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of the Record Date. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal. Accordingly, a Churchill stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established, and will have the effect of voting “AGAINST” the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal. Accordingly, a Churchill stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, but if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.

It is possible that Churchill will not be able to complete its initial business combination on or before the Extended Date if the Extension Amendment Proposal is approved. If Churchill fails to complete its initial business combination on or before the Extended Date if the Extension Amendment Proposal is approved, Churchill will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Company’s bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

If Churchill does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your shares of Common Stock, you may call Mackenzie Partners, our proxy solicitor, at (800) 322-2885.

Redemption Rights

If the Extension Amendment Proposal is approved, and contingent upon the effectiveness of the implementation of the Extension, the Company will provide public stockholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their Public Shares, a pro rata portion of the funds available in the Trust Account including any interest earned on the funds held in the Trust Account but after Permitted Withdrawals and net of taxes payable. You will be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed initial business combination or if the Company has not consummated an initial business combination by the Extended Date.

You will be entitled to receive cash for any Public Shares to be redeemed in connection with the Extension Amendment Proposal only if you:

(i)	hold Public Shares, and

(ii)

prior to 5:00 p.m., Eastern Time, on March 10, 2023, (a) submit a written request to Continental that Churchill redeem your Public Shares for cash and (b) deliver your stock certificates (if any) and other redemption forms to Continental, physically or electronically through DWAC.

Holders of Public Shares do not need to affirmatively vote on the Extension Amendment Proposal or be a holder of such Public Shares as of the Record Date to exercise redemption rights. If the Extension Amendment Proposal is not approved, these Public Shares will not be redeemed for cash. If a holder of Public Shares properly demands redemption, delivers his, her or its stock certificates (if any) and other redemption forms to Continental, and the Extension Amendment Proposal is consummated, we will redeem each Public Shares for the Per-Share Redemption Price. It is anticipated that this would amount to approximately $10.07 per share. If a holder of Public Shares exercises his, her or its redemption rights, then such holder will be exchanging his, her or its Public Shares for cash and will no longer own such Public Shares.

Holders may demand redemption by delivering their stock certificates (if any) and other redemption forms, either physically or electronically using DTC’s DWAC System, to the Company’s transfer agent prior to the vote at the Special Meeting. If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

The Company’s transfer agent can be contacted at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attention: SPAC Administration Team

Email: spacredemptions@continentalstock.com

Furthermore, if a holder of a Public Share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

The closing price of our Public Shares on February 15, 2023, the Record Date, was $10.02 per share. The cash held in the Trust Account on such date was approximately $503.6 million (including interest not previously released to Churchill but net of taxes payable) (or approximately $10.07 per public share). Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If you elect to redeem your Public Shares, you will have no right to participate in, or have any interest in, the future growth of Churchill, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If Churchill does not consummate an initial business combination on or before the Termination Date, and the Extension Amendment Proposal is not approved, Churchill will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders and all of Churchill’s warrants will expire worthless.

Your right to redeem your Public Shares in connection with the Special Meeting relating to the Extension Amendment Proposal does not affect the right of Churchill stockholders to elect to redeem their Public Shares in connection with the Business Combination, which is a separate and additional redemption right available to Churchill stockholders.

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE CHURCHILL REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO CHURCHILL’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. IF YOU HOLD PUBLIC SHARES THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on March 10, 2023 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company at 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Administration Team, spacredemptions@continentalstock.com, or to deliver your Public Shares to Continental electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on March 10, 2023 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholders, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental Stock Transfer & Trust Company or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental Stock Transfer & Trust Company will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on March 10, 2023 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on March 10, 2023 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders. If the Extension Amendment Proposal is not approved or is abandoned, these shares will be returned promptly following the Special Meeting as described above.

Redemption Withdrawal Procedures

Our Board may elect to abandon the Extension Amendment Proposal at any time and for any reason without any further action by our stockholders.

Immediately following the Redemption Deadline to make an Election (which is 5:00 P.M. Eastern time on March 10, 2023, the date that is two business days prior to the scheduled vote at the special meeting), a public stockholder that desires to withdraw its Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, including one for which a commitment has previously been made on the Reversal Commitment Form, you must request that transfer agent return the shares (physically or electronically) as soon as possible after the Redemption Deadline. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.

TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON MARCH 10, 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT THE TENDER OF YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL

OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

We will not proceed with the Extension if the number of redemptions of our Public Shares (after taking into account any Election Reversals) causes Churchill to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Notwithstanding stockholder approval of the Extension Amendment Proposal or the number of Elections (taking into account any Election Reversals) by our public stockholders, our Board will retain the right to abandon the Extension Amendment Proposal or postpone or cancel the special meeting at any time and for any reason without any further action by our stockholders.

Appraisal or Dissenters’ Rights

No appraisal or dissenters’ rights are available to holders of shares of Common Stock or Warrants in connection with the Extension Amendment Proposal.

Solicitation of Proxies

Churchill will pay the cost of soliciting proxies for the Special Meeting. Churchill has engaged Mackenzie Partners to assist in the solicitation of proxies for the Special Meeting. Churchill has agreed to pay Mackenzie Partners a fee of up to $10,000 in connection with the Extension Amendment. Churchill will reimburse Mackenzie Partners for reasonable out-of-pocket expenses and will indemnify Mackenzie Partners and its affiliates against certain claims, liabilities, losses, damages and expenses. Churchill also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Public Shares for their expenses in forwarding soliciting materials to beneficial owners Public Shares and in obtaining voting instructions from those owners. Churchill’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Interests of the Sponsor and Churchill’s Directors and Officers

When you consider the recommendation of the Board, Churchill stockholders should be aware that aside from their interests as stockholders, the Sponsor and certain members of the Board and officers have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Churchill stockholders that they approve the Extension Amendment Proposal. Churchill stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

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the beneficial ownership of the Sponsor and certain members of the Board and officers of an aggregate of 12,500,000 shares of Class B Common Stock and 11,000,000 private placement warrants, which shares and warrants were acquired for an aggregate investment of $11,000,000 at the time of the IPO and would become worthless if Churchill does not complete a business combination by March 18, 2023 (or December 18, 2023 if the Extension Amendment Proposal is approved (or such earlier date as determined by the Board)), as such stockholders have waived any redemption right with respect to these shares. Such shares have an aggregate market value of approximately $110,220,000, based on the closing price of Class A Common Stock of $10.02 on February 15, 2023, the Record Date. Because the shares of Class B Common Stock were purchased for a nominal amount, the Sponsor could achieve a significant positive return even if the trading price of shares of Churchill following the closing of the

Business Combination declines significantly. In addition, after giving effect to the issuance of 1,500,000 additional warrants that may be issued pursuant to the Sponsor Working Capital Loan, the Sponsor would own up to an aggregate of 12,500,000 private placement warrants following the consummation of the Business Combination. Such warrants have an aggregate market value of approximately $2,436,250, based on the closing price of the Public Warrants of $0.1949 on February 15, 2023, the Record Date. Each of Michael Klein, Alan Schrager, Dena J. Brumpton, William J. Bynum, Mark Klein and Karen G. Mills, all of whom are directors of Churchill, has an economic interest in the founder shares and private placement warrants purchased by the Sponsor as a result of his or her direct or indirect ownership of membership interests in the Sponsor, but does not beneficially own any of Churchill’s common stock or private placement warrants.

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if Churchill is unable to complete its initial business combination by the Termination Date, its executive officers will be personally liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Churchill for services rendered or contracted for or products sold to Churchill. If Churchill consummates a business combination, on the other hand, Churchill will be liable for all such claims;

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in connection with the IPO, Churchill, the Sponsor and the directors and officers of Churchill entered into a certain letter agreement, pursuant to which they have agreed to: (a) waive their redemption rights with respect to any shares of Class A Common Stock and shares of Class B Common Stock held by them in connection with the completion of our initial business combination, (b) waive their redemption rights with respect to any shares of Class A Common Stock and shares of Class B Common Stock held by them in connection with a stockholder vote to approve an amendment to our Certificate of Incorporation to modify the substance or timing of our obligation to provide for the redemption of our Class A Common Stock in connection with an initial business combination or to redeem 100% of our Class A Common Stock if we have not consummated our initial business combination by the Termination Date; and (c) waive their rights to liquidating distributions from the Trust Account with respect to any shares of Class B Common Stock held by them if we fail to complete our initial business combination by the Termination Date (although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A Common Stock they hold if we fail to complete our initial business combination by the Termination Date);

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in May 2020, our Sponsor agreed to loan Churchill up to $600,000 to cover expenses related to the IPO pursuant to a promissory note. The loan was non-interest bearing, unsecured and due on the earlier of December 31, 2021 or the closing of the IPO. Churchill borrowed $200,000 under this promissory note and repaid the full outstanding balance of the promissory note on December 18, 2020;

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Churchill entered into an Administrative Services Agreement pursuant to which Churchill will pay an affiliate of our Sponsor a total of $30,000 per month for office space and administrative and support services. Upon completion of an initial business combination or dissolution of Churchill, Churchill will cease paying these monthly fees. As of February 15, 2023, Churchill has incurred $420,000 in fees that are contingent upon completion of an initial business combination;

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in order to finance transaction costs in connection with an intended initial business combination, our Sponsor, an affiliate of our Sponsor or Churchill’s officers and directors may, but none of them is obligated to, loan Churchill funds as may be required;

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on November 16, 2021, Churchill entered into the Promissory Note, bearing interest of 1.0% per annum with our Sponsor, pursuant to which our Sponsor agreed to loan Churchill up to an aggregate principal amount of $1,000,000. Any borrowed amounts against the Promissory Note are due upon a successful business combination or dissolution of Churchill, if funds are available. Such loaned amounts may be repaid using proceeds from the Trust Account as part of the closing of the Business Combination. As of February 15, 2023, there is $1,000,000 available for withdrawal under the Promissory Note;

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our Sponsor extended to Churchill a line of credit of up to $1,500,000 pursuant to the Sponsor Working Capital Loan, which is to either be repaid, without interest, upon earlier of the date that Churchill completes its winding up or the date of the consummation of a business combination. At the Sponsor’s discretion, up to $1,500,000 of the Sponsor Working Capital Loan may be converted upon consummation of a business combination into additional warrants at a price of $1.00 per warrant. In the event that a business combination does not close, Churchill may use a portion of proceeds held outside the Trust Account to repay the Sponsor Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Sponsor Working Capital Loans. As of February 15, 2022, $1,500,000 has been borrowed, representing the full amount available for withdrawal;

•	the continued indemnification of current directors and officers of Churchill and the continuation of directors’ and officers’ liability insurance after the Business Combination;

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the fact that our Sponsor, officers and directors will be reimbursed for out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. As of February 15, 2023, our Sponsor and its affiliates had not incurred any unpaid reimbursable expenses; and

•	the fact that our Sponsor, officers and directors will lose their entire investment in us if an initial business combination is not completed.

Additionally, if the Extension Amendment Proposal is approved and Churchill consummates an initial business combination, the officers and directors may have additional interests as described in the proxy statement/prospectus for such transaction.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

Churchill is proposing to amend its Certificate of Incorporation to extend the date by which Churchill has to consummate a business combination from March 18, 2023 to December 18, 2023 (or such earlier date as determined by Churchill’s board of directors (the “Extension,” and such later date, the “Extended Date”). The purpose of the Extension Amendment Proposal is to give Churchill additional time to complete the Business Combination. A copy of the proposed amendment to the Certificate of Incorporation of Churchill is attached to this proxy statement as Annex A.

The Business Combination qualifies as a “business combination” under Churchill’s Certificate of Incorporation.

The Board believes that it is in the best interests of Churchill stockholders that the Extension be obtained so that Churchill will have additional time to consummate the Business Combination. Without the Extension, Churchill would not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Churchill would be precluded from completing the Business Combination and would be forced to liquidate even if Churchill stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of the approval of the stockholders of Churchill at the Business Combination Special Meeting), Churchill intends to complete the Business Combination as soon as practicable and in any event on or before the Extended Date.

Churchill believes that given Churchill’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that Churchill is in the best position possible to consummate the Business Combination and that it is in the best interests of Churchill’s stockholders that Churchill obtain the Extension. Churchill believes the Business Combination will provide significant benefits to its stockholders.

As contemplated by the Certificate of Incorporation, the holders of Class A Common Stock may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in the Certificate of Incorporation as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if Churchill has not completed a business combination by the Extended Date.

On the Record Date, the redemption price per share was approximately $10.07, based on the aggregate amount on deposit in the Trust Account of approximately $503.6 million as of the Record Date (including interest not previously released to Churchill but net of taxes payable), divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on the NYSE on the Record Date was $10.02. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.05 more per share than if the stock was sold in the open market. Churchill cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. Churchill believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if Churchill does not complete the Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

Churchill’s Certificate of Incorporation provides that Churchill currently has until March 18, 2023 to complete an initial business combination. The purpose of the Extension Amendment is to allow Churchill more time to complete its initial business combination.

As previously disclosed on December 16, 2022, Churchill has entered into the Letter of Intent that sets forth the preliminary terms and conditions of the Business Combination. The Board currently believes that there will not be sufficient time before March 18, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, we believe that we will not be able to complete the Business Combination on or before March 18, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

The Company’s IPO prospectus and Certificate of Incorporation provide that the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Certificate of Incorporation provide for all public stockholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that the Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude the Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond March 18, 2023 to the Extended Date. We intend to hold the Business Combination Special Meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination. We will not proceed with the Extension if the number of redemptions of our Public Shares (after taking into account any Election Reversals) causes Churchill to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

We believe that the foregoing provision in the Certificate of Incorporation was included to protect Churchill stockholders from having to sustain their investments for an unreasonably long period if Churchill failed to find a suitable business combination in the timeframe contemplated by the Certificate of Incorporation. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Letter of Intent with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Termination Date, Churchill will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of amounts withdrawn as Permitted Withdrawals and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to Churchill’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor has waived its right to participate in any liquidation distribution with respect to the 12,500,000 shares of Class B Common Stock held by it. There will be no distribution from the Trust Account with respect to the warrants, which will expire worthless in the event Churchill dissolves and liquidates the Trust Account. Churchill will pay any costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, Churchill intends to file an amendment to the Certificate of Incorporation with Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. Churchill will then continue to attempt to consummate a business combination until the Extended Date. Churchill will remain a reporting company under the Exchange Act and its Common Stock and Public Warrants are expected to remain publicly traded during this time.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the amount currently held in the Trust Account.

Certain Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to Churchill’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment. Because the components of each Unit sold in Churchill’s initial public offering are separable at the option of the holder, the holder of a Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Shares. As a result, the discussion below with respect to actual holders of Public Shares should also apply to holders of Units (as the deemed owners of the underlying Public Shares) that separate their Units into one share of Class A Common Stock and one-fourth of one warrant for the purpose of exercising their redemption rights. This discussion assumes that holders currently hold Churchill securities as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).

This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and except as otherwise discussed below, the special tax rules that may apply to certain types of investors, such as:

•	banks or financial institutions;

•	insurance companies;

•	brokers, dealers or traders in securities, commodities or currencies;

•	traders that elect to use a mark-to-market method of accounting;

•	persons holding the securities as part of a “straddle,” hedge, integrated transaction or similar transaction;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•	U.S. expatriates or former long-term residents of the United States;

•	partnerships or other pass-through entities for U.S. federal income tax purposes and any beneficial owners of such entities;

•	S corporations;

•	regulated investment companies;

•	real estate investment trusts;

•	grantor trusts;

•	persons whose Public Shares are subject to a liability;

•	persons holding founder shares or private placement warrants;

•	persons subject to the applicable financial statement accounting rules under Section 451(b) of the Code;

•	Non-U.S. Holders (as defined below); and

•	tax-exempt entities.

If you are an entity or arrangement treated as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners generally will depend on the status of your partners and your activities. If you are a partnership or a partner in a partnership, you should consult your Public Shares.

This discussion is based on the Code, and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, all of which are subject to differing interpretations or change, possibly on a retroactive basis. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income tax (such as gift and estate taxes).

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION TO REDEEM YOUR PUBLIC SHARES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Consequences to Non-Redeeming Stockholders

A stockholder who does not elect to redeem its Public Shares will continue to own its Public Shares and Public Warrants, if any, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension.

U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Public Shares

For purposes of this discussion, a U.S. Holder is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust (i) the administration of which is subject to the primary supervision of a court in the United States and for which one or more U.S. persons have the authority to control all substantial decisions or (ii) that has an election in effect under applicable income tax regulations to be treated as a United States person for U.S. federal income tax purposes.

A Non-U.S. Holder is a beneficial owner of Public Shares that is not a U.S. Holder and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

This section summarizes the expected U.S. federal income tax consequences of the redemption of Public Shares for U.S. Holders of Public Shares.

In the event that you elect to have your Public Shares redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as sale of the Public Shares under Section 302 of the Code.

If the redemption qualifies as a sale of the Public Shares, you generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received in respect of the Public Shares and (ii) your adjusted tax basis in your Public Shares. Your adjusted tax basis in the Public Shares generally should equal your acquisition cost for those shares. If you purchased an investment unit consisting of a share of Class A Common Stock, the cost of such Unit must be allocated among the securities underlying the Unit based on their relative fair market values at the time of the purchase. The price allocated to the one Public Share and the one-fourth of one warrant underlying the Unit generally should be the holder’s tax basis in such Public Share and such warrant. The foregoing treatment of the Public Shares and Public Warrants, including the holder’s allocation of the tax basis, is not binding on the Internal Revenue Service (the “IRS”), or the courts. Because there are no authorities that directly address instruments that are similar to the Units, no assurance can be given that the IRS, the courts, or any other authority will agree with the characterization described above. Accordingly, each holder is urged to consult its tax advisors regarding the tax consequences of the exercise of redemption rights (including alternative characterizations of a Unit or treatments thereof).

Any such capital gain or loss generally will be long-term capital gain or loss if your holding period for the Public Shares so disposed of exceeds one year at the time of the disposition. It is unclear, however, whether the redemption rights with respect to the Public Shares may have suspended the running of the applicable holding period for this purpose. Long-term capital gains recognized by you if you are a non-corporate U.S. Holder may be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

If the redemption does not qualify as a sale of Public Shares, you will be treated as receiving a cash distribution from Churchill. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from Churchill’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) your adjusted tax basis in your Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of your Public Shares and will be taxed in the manner described in the preceding paragraphs. If you are taxable as a corporation for U.S. federal income tax purposes, the portion of any redemption payment that Churchill pays to you that is treated as a dividend generally will qualify for the dividends received deduction if the requisite holding period is satisfied. If you are a non-corporate U.S. Holder, with certain exceptions (including, but not limited to, if you elect to treat such dividends as investment income for purposes of investment interest deduction limitations) and provided certain holding period requirements are met, any portion of any redemption payment that Churchill pays to you that is treated as a dividend generally will constitute “qualified dividends” that may be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares would prevent you from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of Public Shares treated as held by you (including any stock you constructively owned as a result of owning Public Warrants) relative to all of Churchill’s shares outstanding both before and after the redemption. The redemption of Public Shares generally will be treated as a sale by you of your Public Shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to you, (ii) results in a “complete termination” of your interest in Churchill or (iii) is “not essentially equivalent to a dividend” with respect to you. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, you would take into account not only stock actually owned by you, but also shares of Churchill stock that you constructively owned. You may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which you have an interest or that have an interest in you, as well as any stock you have a right to acquire by exercise of an option, which generally would include Public Shares that could be acquired pursuant to the exercise of the Public Warrants. In order to meet the substantially disproportionate test, the percentage of Churchill’s outstanding voting stock actually and constructively owned by you immediately following the redemption of Public Shares must, among other requirements, be less than 80% of the percentage of its outstanding voting stock actually and constructively owned by you immediately before the redemption. There will be a complete termination of your interest if either (i) all of the shares of Churchill’s stock actually and constructively owned by you are redeemed or (ii) all of the shares of Churchill’s stock actually owned by you are redeemed and you are eligible to waive, and effectively waive in accordance with specific rules, the attribution of stock owned by certain family members and you do not constructively own any other Public Shares. The redemption of the Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of your proportionate interest in Churchill. Whether the redemption will result in a meaningful reduction in your proportionate interest in Churchill will depend on your particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” You should consult your tax advisor as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption will not be treated as a sale, but will be treated as a distribution to you in respect of your Public Shares and you will be subject to the tax consequences described above. If the amount of the distribution you receive does not exceed your adjusted tax basis in your redeemed Public Shares, any of your remaining tax basis in the redeemed Public Shares will be added to your adjusted tax basis in any of your remaining Public Shares, or, if you have none, to your adjusted tax basis in your Public Warrants or, possibly, other stock constructively owned by you.

If you are a U.S. Holder who actually or constructively owns five percent or more of Churchill’s stock (by vote or value) before redemption, you may be subject to special reporting requirements with respect to a redemption of Public Shares, and you should consult your tax advisor with respect to your reporting requirements.

Holders who hold different blocks of Public Shares (generally, Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Medicare Tax

Certain U.S. Holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividends and other income, including capital gain from the sale or disposition of Public Shares.

Information Reporting and Backup Withholding

Churchill or its paying agent must report annually to U.S. Holders and the IRS amounts paid to such holders on or with respect to Public Shares during each calendar year, the amount of proceeds from the sale of Public

Shares, and the amount of tax, if any, withheld from such payments. A U.S. Holder will be subject to backup withholding on dividends paid on Public Shares and proceeds from the sale of Public Shares at the applicable rate if the U.S. Holder is not otherwise exempt and (i) the holder fails to provide Churchill or its paying agent with a correct taxpayer identification number, (ii) Churchill or its paying agent is notified by the IRS that the holder provided an incorrect taxpayer identification number, (iii) Churchill or its paying agent is notified by the IRS that the holder failed to properly report payments of interest or dividends or (iv) the holder fails to certify under penalty of perjury that it has provided a correct taxpayer identification number and has not been notified by the IRS that it is subject to backup withholding. A U.S. Holder generally may establish that it is exempt from or otherwise not subject to backup withholding by providing a properly completed IRS Form W-9 to Churchill or its paying agent.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

U.S. Federal Income Tax Consequences of the Redemption to Non-U.S. Holders of Public Shares

General

This section summarizes the expected U.S. federal income tax consequences of the exercise of redemption rights to Non-U.S. Holders of Public Shares. For purposes of the below discussion, if you elect to have your shares of Public Shares redeemed, the characterization for U.S. federal income tax purposes of the redemption of your shares of Public Shares generally will correspond to the U.S. federal income tax characterization that would be applicable to such a redemption by a U.S. Holder of Public Shares, as described under “U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Public Shares” above.

Taxable Sales or Exchanges

If you are a Non-U.S. Holder who elects to have Public Shares redeemed and the redemption is treated as a sale or exchange of your Public Shares for U.S. federal income tax purposes, you will not be subject to U.S. federal income tax on any gain or loss on such event (which generally would be calculated in the same manner as if you were a U.S. Holder) unless either (i) the gain is effectively connected with the conduct of a trade or business by you within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by you), (ii) you are an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met or (iii) Churchill is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that you held Public Shares and, in the case where Public Shares are regularly traded on an established securities market, you have owned, directly or constructively, more than 5% of the Public Shares, at any time within the shorter of the five-year period preceding the disposition or your holding period for the Public Shares.

Unless an applicable treaty provides otherwise, gain described in clause (i) immediately above will be subject to tax at generally applicable U.S. federal income tax rates as if you were a U.S. resident. Any gain described in clause (i) immediately above if you are a corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). If you are an individual Non-U.S. Holder described in clause (ii) immediately above, you generally will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, which may be offset by U.S. source capital losses. If you are eligible for the benefits of an income tax treaty between the United States and your country of residence, any gain described in clause (ii) immediately above will be subject to U.S. federal income tax in the manner specified by the income tax treaty and generally will only be subject to such tax if such gain is attributable to a permanent establishment maintained by you in the United States. To claim the benefit of any applicable income tax treaty, you must properly submit an applicable IRS Form W-8. You should consult your tax advisor regarding the potential application of income tax treaties and your eligibility for income tax treaty benefits.

In the case of clause (iii) two paragraphs above, Churchill would be classified as a United States real property holding corporation if the fair market value of Churchill’s “United States real property interests” equal or exceed 50 percent of the sum of the fair market value of Churchill’s worldwide real property interests plus Churchill’s other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. As Churchill has generally only held cash, cash equivalents and government securities since its inception, Churchill does not believe that it is or has ever been a United States real property holding corporation.

Distributions

If you are a Non-U.S. Holder who elects to have Public Shares redeemed and the redemption is treated as a distribution for U.S. federal income tax purposes, in general, any distributions Churchill makes to you with respect to Public Shares, to the extent paid out of Churchill’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute a dividend for U.S. federal income tax purposes and, provided such dividends are not effectively connected with your conduct of a trade or business within the United States, Churchill would be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless you are eligible for a reduced rate of withholding tax under an applicable income tax treaty and provide proper certification of your eligibility for such reduced rate (on an applicable IRS Form W-8).

Any distribution not constituting a dividend will be treated first as reducing (but not below zero) your adjusted tax basis in your Public Shares and, to the extent such distribution exceeds your adjusted tax basis, as gain realized from the sale or other disposition of the Public Shares, which will be treated as described immediately above.

The withholding tax does not apply to dividends paid to you if you provide an IRS Form W-8ECI certifying that the dividends are effectively connected with your conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to U.S. federal income tax as if you were a U.S. resident. A Non-U.S. Holder that is a corporation that receives effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate) on the repatriation from the U.S. of its effectively connected earnings and profits for the taxable year, adjusted for certain items.

Each Non-U.S. Holder is urged to consult its tax advisor regarding the U.S. federal income tax considerations to it of a redemption treated as a distribution, including with respect to potentially applicable income tax treaties that may provide for different rules.

FATCA

Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) impose a 30% U.S. federal withholding tax on payments of dividends on Public Shares made to (i) a “foreign financial institution,” as defined under such rules, unless such institution enters into an agreement with the Department of Treasury to, among other things, collect and provide to it substantial information regarding such institution’s United States financial account holders, including certain account holders that are non-U.S. entities with United States owners or, in the case of a foreign financial institution in a jurisdiction that has entered into an intergovernmental agreement with the United States, such institution complies with the requirements of such agreement and (ii) a “non-financial foreign entity,” as defined under such rules, unless such entity provides the paying agent with a certification that it does not have any substantial United States owners or a certification identifying the direct and indirect substantial United States owners of the entity, unless in each case, an exemption applies.

Information Reporting and Backup Withholding

Information returns may be filed with the IRS in connection with payments of dividends and the proceeds from a sale or other disposition of Units, Public Shares and Public Warrants. Non-U.S. Holders may have to comply with certification procedures to establish that such Non-U.S. Holders are not United States persons in order to avoid backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid the backup withholding as well. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a

Non-U.S. Holder will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

State, Local and Non-U.S. Taxes

Churchill and the holders of Public Shares may be subject to state, local or non-U.S. taxation in various jurisdictions, including those in which it or they transact business, own property or reside. The state, local or non-U.S. tax treatment of Churchill and its stockholders may not conform to the U.S. federal income tax treatment discussed above. Any non-U.S. taxes incurred by Churchill would not pass through to stockholders as a credit against their U.S. federal income tax liability. Prospective stockholders should consult their tax advisors regarding the application and effect of state, local and non-U.S. income and other tax laws on a redemption of Public Shares.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. Churchill once again urges you to consult with your tax advisor to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the redemption of Public Shares in connection with the Extension Amendment.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of the Record Date.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT CHURCHILL STOCKHOLDERS VOTE

“FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies or additional time to effectuate the Extension, if necessary. The Adjournment Proposal will only be presented to Churchill’s stockholders in the event there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal or if Churchill determines that additional time is necessary to effectuate the Extension. In no event will the Board adjourn the Special Meeting beyond March 18, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Churchill’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal or if Churchill determines that additional time is necessary to effectuate the Extension.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Failure to vote by proxy or to vote in person at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT CHURCHILL STOCKHOLDERS VOTE

“FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Common Stock as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our Common Stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our named executive officers and directors that beneficially owns shares of our Common Stock; and

•	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 50,000,000 shares of Class A Common Stock outstanding and 12,500,000 shares of Class B Common Stock outstanding as of the Record Date. On all matters to be voted upon, the holders of the Common Stock vote together as a single class. The table below does not include the shares of Class A Common Stock underlying the private placement warrants held or to be held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock		Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Churchill Sponsor V LLC(2)(3)	—	—	12,500,000	100%	20.00%
Michael Klein(2)(3)	—	—	12,500,000	100%	20.00%
Jay Taragin	—	—	—	—	—
Alan M. Schrager(9)	—	—	—	—	—
Dena J. Brumpton(9)	—	—	—	—	—
William J. Bynum(9)	—	—	—	—	—
Mark Klein(4)	—	—	—	—	—
Karen G. Mills(9)	—	—	—	—	—
D.E. Shaw Valence Portfolios, LLC(5)	3,712,435	7.42%	—	—	5.94%
Empyrean Capital Overseas Master Fund, Ltd. (6)	3,845,200	7.69%	—	—	6.15%
Magnetar Financial(7)	2,500,000	5.00%	—	—	4.00%
PEAK6 Capital Management LLC(8)	2,500,000	5.00%	—	—	4.00%
All directors and officers as a group (7 individuals)(2)(9)	—	—	12,500,000	100%	20.00%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Churchill Capital Corp V, 640 Fifth Avenue, 12th Floor, New York, NY 10019.
(2)

Interests shown consist solely of shares of Class B Common Stock, which are referred to herein as founder shares. Such shares will automatically convert into shares of Class A Common Stock at the closing of our initial business combination on a one-for-one basis.

(3)

Michael Klein is the controlling stockholder of M. Klein Associates, Inc., which is the managing member of Churchill Sponsor V LLC. The shares beneficially owned by Churchill Sponsor V LLC may also be deemed to be beneficially owned by Mr. Klein.

(4)	Mark Klein is a non-controlling stockholder of M. Klein Associates, Inc., which is the managing member of Churchill Sponsor V LLC.
(5)

According to Schedule 13G, filed on February 14, 2023 by D.E. Shaw Valence Portfolios, LLC, D.E. Shaw & Co., LLC, D.E. Shaw & Co., LP and David E. Shaw (collectively, the “D.E. Shaw Parties”), the business address of such parties is 1166 Avenue of the Americas, 9th Floor, New York, NY 10036. The D.E. Shaw Parties hold 3,712,435 shares of Class A Common Stock. Such securities are held through D.E. Shaw Valence Portfolios, LLC, a Delaware limited liability company, D.E. Shaw & Co. LLC, a Delaware limited liability company and D. E. Shaw & Co., LP, a Delaware limited partnership. Mr. David E. Shaw, a United States citizen, does not own any shares directly. By virtue of David E. Shaw’s position as President and sole shareholder of D. E. Shaw & Co., Inc., which is the general partner of D. E. Shaw & Co., LP, which in turn is the investment adviser of D. E. Shaw Valence Portfolios, LLC, and by virtue of David E. Shaw’s position as President and sole shareholder of D. E. Shaw & Co. II, Inc., which is the managing member of D. E. Shaw & Co., LLC, which in turn is the manager of D. E. Shaw Valence Portfolios, LLC, David E. Shaw may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the 3,712,435 shares as described above constituting 7.4% of the outstanding shares and, therefore, David E. Shaw may be deemed to be the beneficial owner of such shares. David E. Shaw disclaims beneficial ownership of such 3,712,435 shares.

(6)

According to Schedule 13G, filed on February 14, 2023 by Empyrean Capital Overseas Master Fund, Ltd., Empyrean Capital Partners, LP and Amos Meron (collectively, the “Empyrean Parties”), the business address of such parties is 640 Fifth Avenue, 12th Floor, New York, NY 10019. The Empyrean Parties hold 3,845,200 shares of Class A Common Stock. Such securities are held through Empyrean Capital Overseas Master Fund, Ltd., a Cayman Island exempted company, Empyrean Capital Partners, LP, a Delaware limited partnership and Mr. Amos Meron, a United States citizen who serves as a managing member of Empyrean Capital, LLC, the general partner of Empyrean Capital Partners, LP, with respect to the Class A Common Stock directly held Empyrean Capital Overseas Master Fund, Ltd.

(7)

According to Schedule 13G, filed on February 2, 2023 by Magnetar Financial LLC, Magnetar Capital Partners LP, Supernova Management LLC and Alec N. Litowitz (collectively, the “Magnetar Parties”), the business address of such parties is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201. The Magnetar Parties hold 2,500,000 shares of Class A Common Stock. Such securities are held through Magnetar Financial LLC (“Magnetar Financial”), a Delaware limited liability company, Magnetar Capital Partners LP (“Magnetar Capital Partners”), a Delaware limited partnership, Supernova Management LLC (“Supernova Management”), a Delaware limited liability company and Mr. Alec N. Litowitz (“Mr. Litowitz”), a United States citizen who serves as the manager of Supernova Management LLC. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Litowitz.

(8)

According to Schedule 13G, filed on February 12, 2021 by PEAK6 Capital Management LLC, PEAK6 Group LLC, PEAK6 Investments, L.P., PEAK6 LLC, Matthew Hulsizer and Jennifer Just (collectively, the “PEAK6 Parties”), the business address of such parties is141 W. Jackson Blvd, Suite 500 Chicago, IL 60604. The PEAK6 Parties hold 2,500,000 shares of Class A Common Stock. Such securities are held through PEAK6 Capital Management LLC, a Delaware limited liability company, PEAK6 Group LLC, a Delaware limited liability company, PEAK6 Investments, L.P., a Delaware limited liability partnership, PEAK6 LLC, a Delaware limited liability company, Mr. Matthew Hulsizer, a United States citizen who is the manager of PEAK6 LLC and Ms. Jennifer Just, a United States citizen.

(9)

Each of Alan Schrager, Dena J. Brumpton, William J. Bynum and Karen G. Mills, all of whom are directors, has an economic interest in the founder shares and private placement warrants purchased by the Sponsor as a result of his or her direct or indirect ownership of membership interests in the Sponsor, but does not beneficially own any of Churchill’s common stock or private placement warrants. The economic interest (or deemed economic interest) of these individuals in the founder shares and warrants held by the Sponsor are as shown below:

	Founder Shares	Warrants
Dena J. Brumpton	122,500	110,500
William J. Bynum	81,600	0
Karen G. Mills	204,100	184,200
Alan M. Schrager	979,600	884,200

FUTURE STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold the Business Combination Special Meeting before the Extension Date to consider and vote upon approval of the Business Combination. If the Business Combination is consummated, you will be entitled to attend and participate in the annual meetings of stockholders of the surviving entity following the Business Combination.

HOUSEHOLDING INFORMATION

Unless Churchill has received contrary instructions, Churchill may send a single copy of this proxy statement to any household at which two or more stockholders reside if Churchill believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Churchill’s expenses. However, if stockholders prefer to receive multiple sets of Churchill’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of Churchill’s disclosure documents, the stockholders should follow these instructions:

•	if the shares are registered in the name of the stockholder, the stockholder should contact Churchill at the following address and e-mail address:

Churchill Capital Corp V

640 Fifth Avenue, 12th Floor

New York, NY 10019

Attention: Jay Taragin, Chief Financial Officer

E-mail: Jay.Taragin@mkleinandcompany.com

•	if a broker, bank or nominee holds the shares, the stockholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Churchill files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Churchill’s SEC filings, including this proxy statement as well as Churchill’s Annual Report on Form 10-K for the year ended December 31, 2021, as amended, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the Extension or the proposals to be presented at the Special Meeting, you should contact us by telephone or in writing:

Churchill Capital Corp V

640 Fifth Avenue, 12th Floor

New York, NY 10019

Attention: Jay Taragin, Chief Financial Officer

E-mail: Jay.Taragin@mkleinandcompany.com

You may also obtain these documents by requesting them in writing or by telephone from our proxy solicitor at:

Mackenzie Partners, Inc.

1407 Broadway – 27th Floor

New York, New York 10018

Call Toll-Free (800) 322-2885

E-mail: proxy@mackenziepartners.com

If you are a stockholder of Churchill and would like to request documents, please do so by March 7, 2023 to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CHURCHILL CAPITAL CORP V

Pursuant to Section 242 of the

Delaware General Corporation Law

1.	The undersigned, being a duly authorized officer of CHURCHILL CAPITAL CORP V (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

2.	The name of the Corporation is Churchill Capital Corp V.

3.

The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 12, 2020, and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 15, 2020.

4.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

5.

This Amendment to the Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

6.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 22, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the amounts withdrawn to fund the Corporation’s working capital requirements, to the extent set forth in the Registration Statement, and/or to pay the Corporation’s taxes (“Permitted Withdrawals”), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by December 18, 2023 (or such earlier date as determined by the Board) (the “Completion Window”) or (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

A-1

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this      day of                 , 2023.

CHURCHILL CAPITAL CORP V

By:
Name:
Title:

A-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK é é é EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CHURCHILL CAPITAL CORP V	Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on March 13, 2023.

INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –

If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend:

https://www.cstproxy.com/churchillcapitalv/2023

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD	Please mark your votes like this
CHURCHILL CAPITAL CORP V —
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

(1) The Extension Amendment Proposal —	FOR	AGAINST	ABSTAIN	(2) The Adjournment Proposal — To adjourn	FOR	AGAINST	ABSTAIN
To amend the amended and restated certificate of incorporation of Churchill Capital Corp V	☐	☐	☐	the special meeting of Churchill stockholders to a later date or dates, if necessary, to permit	☐	☐	☐
(“Churchill”) to extend the date by which Churchill has to consummate a business combination (the “Extension”), as more fully set forth in Churchill’s proxy statement (the “Extension Amendment Proposal”).				further solicitation and vote of proxies if, at the time of the special meeting, there are not sufficient votes to approve the Extension Amendment Proposal or if Churchill determines that additional time is necessary to effectuate the Extension.

A vote to abstain will have the same effect as a vote AGAINST proposal 1 and will have no effect on proposal 2. The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR each of proposals 1 and 2. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

CONTROL NUMBER

Signature Signature, if held jointly Date , 2023

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders

to be held on March 14, 2023

This notice of meeting and the accompanying

proxy statement are available at

https://www.cstproxy.com/churchillcapitalv/2023

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

CHURCHILL CAPITAL CORP V

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael Klein and Jay Taragin (each, a “Proxy”; collectively, the “Proxies”) as proxies, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the special meeting of stockholders of Churchill Capital Corp V (“Churchill”) to be held virtually on March 14, 2023 at 10:00 a.m., Eastern time, and at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)